UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On May 21, 2013, Crown Crafts, Inc. (the “Company”), together with Hamco, Inc. and Crown Crafts Infant Products, Inc., each a wholly-owned subsidiary of the Company (together with the Company, the “Borrowers”), entered into a Ninth Amendment to Financing Agreement (the “Ninth Amendment”) with The CIT Group/Commercial Services, Inc. (“CIT”) to amend that certain Financing Agreement between the Borrowers, Churchill Weavers, Inc. (“Weavers”), a wholly-owned subsidiary of the Company, and CIT dated July 11, 2006 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”). The Ninth Amendment extends the termination date of the Financing Agreement to July 11, 2016 and provides for certain other modifications to the Financing Agreement, including releasing Weavers, whose operations were discontinued in 2007, from the Financing Agreement.

The Ninth Amendment will become effective on July 11, 2013 (the “Effective Date”), after which the revolving loans under the Financing Agreement will accrue interest at the reduced rates of prime minus 0.50% per annum or the applicable LIBOR plus 2% per annum. After the Effective Date, the Financing Agreement will include a commitment fee payable monthly in arrears on the daily amount of the unused portion of the revolving loan amount at the rate of 0.125% per annum, a reduction from the 0.25% rate previously in effect under the Financing Agreement. In addition, as amended by the Ninth Amendment, the Financing Agreement will no longer include any prepayment or early termination fees.

The description contained herein of the Ninth Amendment is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)      Exhibits.

10.1	Ninth Amendment to Financing Agreement dated as of May 21, 2013 by and among Crown Crafts, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: May 21, 2013	/s/ Olivia W. Elliott
Olivia W. Elliott
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.      Exhibit Description

10.1	Ninth Amendment to Financing Agreement dated as of May 21, 2013 by and among Crown Crafts, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

2